EXHIBIT 99

FORM 3 JOINT FILER INFORMATION

Name:            Glenhill Capital LP
Address:    c/o Glenhill Advisors, LLC
           598 Madison Avenue, 12th Floor
           New York, New York 10022

Designated Filer:   Glenhill Advisors, LLC

Issuer & Ticker Symbol:  Tekelec (TKLC)

Date of Event Requiring
Statement:    7/20/06

Signature:              GLENHILL CAPITAL LP
By: Glenhill Capital Management, LLC, its general partner
By: Glenhill Advisors, LLC, its Managing Member

                   By: /s/ Glenn J. Krevlin
                   Name: Glenn J. Krevlin
                   Title:   Managing Member

Name:           Glenhill Concentrated Long Master Fund LLC
Address:             c/o Glenhill Advisors, LLC
          598 Madison Avenue, 12th Floor
              New York, New York 10022

Designated Filer:   Glenhill Advisors, LLC

Issuer & Ticker Symbol:  Tekelec (TKLC)

Date of Event Requiring
Statement:    7/20/06

Signature:              GLENHILL CONCENTRATED LONG MASTER FUND LLC
By: Glenhill Capital Management, LLC, its Managing Member

By: Glenhill Advisors, LLC, its Managing Member

        By: /s/ Glenn J. Krevlin
        Name: Glenn J. Krevlin
        Title:   Managing Member

Name:            Glenhill Capital Management, LLC
Address:               c/o Glenhill Advisors, LLC
           598 Madison Avenue, 12th Floor
           New York, New York 10022

Designated Filer:   Glenhill Advisors, LLC

Issuer & Ticker Symbol:  Tekelec (TKLC)

Date of Event Requiring
Statement:    7/20/06

Signature:              GLENHILL CAPITAL MANAGEMENT, LLC

By: /s/ Glenn J. Krevlin
Name: Glenn J. Krevlin
Title:   Managing Member

Name:            Glenhill Capital Overseas Master Fund, L.P.
Address:               c/o Glenhill Advisors, LLC
           598 Madison Avenue, 12th Floor
           New York, New York 10022

Designated Filer:   Glenhill Advisors, LLC

Issuer & Ticker Symbol:  Tekelec (TKLC)

Date of Event Requiring
Statement:    7/20/06

Signature:              GLENHILL CAPIAL OVERSEAS MASTER FUND, L.P.
By: Glenhill Capital Overseas GP, Ltd., its general partner

By: /s/ Glenn J. Krevlin
Name: Glenn J. Krevlin
Title:   Director

Name:            Glenhill Overseas Management, LLC
Address:              c/o Glenhill Advisors, LLC
           598 Madison Avenue, 12th Floor
           New York, New York 10022

Designated Filer:   Glenhill Advisors, LLC

Issuer & Ticker Symbol:  Tekelec (TKLC)

Date of Event Requiring
Statement:    7/20/06

Signature:  GLENHILL OVERSEAS MANAGEMENT, LLC

By: /s/ Glenn J. Krevlin
Name: Glenn J. Krevlin
Title:   Managing Member

Name:            Glenhill Capital Overseas GP, Ltd.
Address:               c/o Glenhill Advisors, LLC
           598 Madison Avenue, 12th Floor
           New York, New York 10022

Designated Filer:   Glenhill Advisors, LLC

Issuer & Ticker Symbol:  Tekelec (TKLC)

Date of Event Requiring
Statement:    7/20/06

Signature:              GLENHILL CAPITAL OVERSEAS GP, LTD.

By: /s/ Glenn J. Krevlin
Name: Glenn J. Krevlin
Title:   Director

Name:            Glenn J. Krevlin
Address:           c/o Glenhill Advisors, LLC598 Madison Avenue, 12th Floor
           New York, New York 10022

Designated Filer:   Glenhill Advisors, LLC

Issuer & Ticker Symbol:  Tekelec (TKLC)

Date of Event Requiring
Statement:    7/20/06

Signature:  /s/ Glenn J. Krevlin